EXHIBIT 10.25(f)

Supplemental Agreement No. 6

to

Purchase Agreement No. 2484

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 787 Aircraft

           THIS SUPPLEMENTAL AGREEMENT, entered into as of October 22, 2008, by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

           WHEREAS, the parties hereto entered into Purchase Agreement No. 2484 dated December 29, 2004 (the Purchase Agreement), as amended and supplemented, relating to Boeing Model 787 aircraft (the Aircraft);

WHEREAS, Boeing and Customer have agreed to define the configuration of the Model 787-8 for incorporation into Exhibit A.

WHEREAS, Boeing addresses additional provisions relating to software products along with the required license terms.

WHEREAS, Boeing addresses additional provisions relating to post delivery obligations with respect to catalog seats and In Flight Entertainment.

WHEREAS, Boeing and Customer have mutually agreed to modify Attachment B to Option Aircraft Letter 6-1162-MSA-547 to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.           Table of Contents, Articles, Tables and Exhibits:

1.1           Remove and replace, in its entirety, the “Table of Contents,” with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 6.

1.2           Remove and replace, in its entirety, the “Table 1,” for Model 787-8 with the Table 1 attached hereto, to reflect the changes made by this Supplemental Agreement No. 6, and to reflect the 787-8 configuration.   Customer acknowledges receipt of Letter No. 6-1162-RCN-1857, notifying Customer that the delivery of the Aircraft in such Table 1 have been delayed.

1.3           Remove and replace, in its entirety, the “Exhibit A-1,” attached hereto, to reflect the changes made by this Supplemental Agreement No. 6.

1.4           Remove and replace, in its entirety, the “Exhibit A-2,” attached hereto, to reflect the changes made by this Supplemental Agreement No. 6.

2.           Letter Agreements:

2.1           Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-546R3, “Open Configuration Matters,” with the revised Letter Agreement 6-1162-MSA-546R4 attached hereto.

2.2           Remove and replace, in its entirety Attachment B to Letter Agreement 6-1162-MSA-547R4, “Option Aircraft,” with the revised Attachment B attached hereto.

2.3           Add Letter Agreement 6-1162-AJH-921, “787 e-Enabling,” attached hereto.

2.4 Add Letter Agreement 6-1162-AJH-922, “Special Matters Relating to COTS Software and End User License Agreements”, attached hereto.

2.5 Add Letter Agreement 6-1162-AJH-923, “Special Terms – Seats and In-flight Entertainment”, attached hereto

2.6 Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-552R5, “Special Matters,” with the revised Letter Agreement 6-1162-MSA-552R6 attached hereto to reflect the changes made by this Supplemental Agreement No. 6.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                                                                           CONTINENTAL AIRLINES, INC.

By:           /s/ R.C. Nelson                                By:           /s/ Gerald Laderman

Its: Attorney-In-Fact                                                                Its:  Senior Vice President -
      Finance and Treasurer

P.A. 2484
CAL                                                         SA 6-

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	2

2.	Delivery Schedule	2

3.	Price	2

4.	Payment	2

5.	Additional Terms	2

TABLE

1.	Aircraft Information Table	6

EXHIBIT

A1.	787-8 Aircraft Configuration	6

B.	Aircraft Delivery Requirements and Responsibilities	1

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	1

BFE1.	Buyer Furnished Equipment Variables	1

CS1.	Customer Support Document	5

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	2

SLP1.	Service Life Policy Components	1

P.A. No. 2484                                                                SA6
BOEING PROPRIETARY

LETTER AGREEMENTS		SA NUMBER

6-1162-MSA-546R4	Open Configuration Matters	6

6-1162-MSA-547R4	Option Aircraft	6

6-1162-MSA-549	Spares Initial Provisioning	1

6-1162-AJH-921	787 e-Enabling	6

6-1162-AJH-922	Special Matters Relating to COTS Software and End User License Agreements	6

6-1162-AJH-923	Special Terms – Seats and In-flight Entertainment	6

P.A. No. 2484                                                                SA6
BOEING PROPRIETARY

CONFIDENTIAL LETTER AGREEMENTS		SA NUMBER

6-1162-MSA-550	Spare Parts Commitment	1

6-1162-MSA-551R2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT	5

6-1162-MSA-552R6	Special Matters	6

6-1162-MSA-553R1	Open Matters	1

6-1162-MSA-554R3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	5

6-1162-MSA-555	Promotional Support	1

P.A. No. 2484                                                                SA6

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 30, 2005

Supplemental Agreement No. 2	January 20, 2006

Supplemental Agreement No. 3	May 3, 2006

Supplemental Agreement No. 4	July 14, 2006

Supplemental Agreement No. 5	March 12, 2007

Supplemental Agreement No. 6	October 22, 2008

P.A. No. 2484                                                                SA6

BOEING PROPRIETARY

Table 1
Purchase Agreement 2484
Aircraft Delivery, Description, Price and Advance Payments
(787-8 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2006$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CAL
47094-1F.TXT                                              Boeing Proprietary SA6 Page 1

Table 1
Purchase Agreement 2484
Aircraft Delivery, Description, Price and Advance Payments
(787-9 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2006$s [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CAL
47094-1F.TXT                                              Boeing Proprietary Page 1

Exhibit A1 to
Purchase Agreement No. 2484

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit A1 to Purchase Agreement Number 2484

P.A. No. 2484                                                                  A1 SA6
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787 AIRCRAFT

The Detail Specification is Boeing document entitled Detail Specification D019E001CAL88P-1 revision New, dated February, 2009.  Such Detail Specification will be comprised of those provisions of 787 Configuration Specification 787B1-4102 Revision B, dated July 9, 2007, as amended by addendum 787B1-4102-B001, dated September 12, 2007, which are applicable to model 787-8  aircraft and as amended to incorporate the optional features listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).   Such Options are set forth in Boeing Customer Specified Option Selection Log and Option Data Pages, configuration file (CAL88P0001), dated 11/1/07.  As soon as practicable, Boeing will make available to Customer the Detail Specification, which will reflect such optional features.  The Aircraft Basic Price reflects and includes all effects of such optional features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment.

 There is no additional processing fee added to the master change price for addition or deletion of catalog options within appropriate lead times.

P.A. No. 2484                                                                  A1 SA6
BOEING PROPRIETARY

EXHIBIT A1 to                                                                BOEING PROPRIETARY
Purchase Agreement No. 2484

Optional Features Item No.	Title	Price Per Aircaft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 2484 SA 6                                                      PA_Exhibit_A
BOEING PROPRIETARY                                                               Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit A2 to Purchase Agreement Number 2484

P.A. No. 2484                                                                  A2 SA 6

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-9 AIRCRAFT

The Airframe Price in Table 1 was established utilizing the 787 Airplane Description and Selections 787B1-0227 Revision J dated December 15, 2006.  The content of this Exhibit A2 will be defined pursuant to the provisions of Letter Agreement 6-1162-MSA-546R4, Open Configuration Matters, to the Purchase Agreement.

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

October 22, 2008
6-1162-MSA-546R4

Continental Airlines, Inc.
1600 Smith Street
Houston, Texas  77002

Subject:                      Open Configuration Matters

Reference:                                Purchase Agreement No. 2484 (the Purchase Agreement)
between The Boeing Company (Boeing) and Continental
Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement.  All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.  This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-546R3 dated, March 12, 2007.

1.           Aircraft Configuration.

Due to the developing design of the 787 Aircraft and the long period of time between the Purchase Agreement signing and delivery of Customer’s first Aircraft, the configuration of Customer's Aircraft has not yet been defined.  The parties agree to complete defining the configuration of the 787-8 Aircraft no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] using the configuration elements defined in 787 Airplane Description and Selections Document Number 787B1-0227, which includes available Optional Features for selection (Configuration).  This has been completed  pursuant to Supplement Agreement No. 6 to the Purchase Agreement.

Boeing and Customer agree to complete the configuration of the model 787-9 Aircraft no later than the first day of the month [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to delivery of the first model 787-9 Aircraft.

2.           Effect on Purchase Agreement.

By [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing will provide Customer a written amendment to the Purchase Agreement reflecting the configuration, including, without limitation, the effects of the Configuration on those portions of the Purchase Agreement described in Articles 2.1 through 2.4, below.  With respect to and in advance of the final 787-8 configuration by CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the parties agree to the following advanced configuration releases:

•
Preliminary Configuration - LOPA YS5509 dated 10/4/04, used to define a preliminary Performance Guarantees release (reference Article 2.3 below).  This has been completed per Supplemental Agreement No. 1 to the Purchase Agreement.

•	Interim Configuration – to be released by September 2006, used to define the final Performance Guarantees release (reference Article 2.3 below) and update the pricing (reference Article 2.4 below).

•
Final Configuration – to be released after September 2007, used to reflect Customer’s actual configuration and reflect final build of the Aircraft.  LOPA used to define a preliminary Performance Guarantee will also be used to define the final Performance Guarantee – per Supplemental Agreement No. 5.

2.1           Exhibit A.  The Configuration will be incorporated into Exhibit A of the Purchase Agreement. This has been completed pursuant to Supplemental Agreement No. 6 to the Purchase Agreement with respect to model 787-8 aircraft.

2.2           Basic Specification.  Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the Configuration will be incorporated into Exhibit A of the Purchase Agreement.

2.3           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Boeing will provide to Customer revisions to Letter Agreement 6-1162-MSA-551, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to reflect the effects of the Configuration, if any, on [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4           Price Adjustments.  The Aircraft Basic Price and Advance Payment Base Price of each Aircraft set forth on Table 1 to the Purchase Agreement is based in part on an estimate of the value of the Optional Features and any related Seller Purchased Equipment.  The Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be adjusted as required and agreed by the parties in a supplemental agreement to the Purchase Agreement to reflect the difference between such estimate and the actual price of such elements of the Configuration.  This has been completed pursuant to Supplemental Agreement No. 6 to the Purchase Agreement with respect to model 787-8 aircraft.

3.	Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there will be a need to execute letter agreements addressing one or more of the following subjects:

3.1           Customer Software.  Additional provisions relating to the loading of software owned by or licensed to Customer on the Aircraft at delivery.  This has been completed pursuant to Supplement Agreement No. 6 to the Purchase Agreement.

3.2           Installation of Cabin Systems Equipment.  Additional provisions relating to the terms on which Boeing will offer and install in-flight entertainment systems and cabin communications systems in the Aircraft. This has been completed pursuant to Supplement Agreement No. 6 to the Purchase Agreement.

3.3           Buyer Furnished Equipment (BFE) and Seller Purchased Equipment (SPE).  Provisions relating to the terms on which Boeing may offer or install BFE and SPE in the Aircraft.  This has been completed pursuant to Supplement Agreement No. 6 to the Purchase Agreement.

3.4           Onboard Broadband Offering.  Provisions relating to the terms under which Boeing may offer or install an Onboard Broadband Aircraft Health and Information System in the Aircraft (originally envisioned as a Connexion by Boeing product).

Very truly yours,

THE BOEING COMPANY

By   /s/ R.C. Nelson

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO

Date:   October 22, 2008

CONTINENTAL AIRLINES, INC.

By  /s/ Gerald Laderman

Its__ Senior Vice President - Finance and Treasurer

P.A. No. 2484 SA 6
Open Configuration Matters

BOEING PROPRIETARY

Attachment B to
Option Aircraft Letter 6-1162-MSA-547R4
Option Aircraft Delivery, Description, Price and Advance Payments
(787-9), [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2006$s / [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CAL
43197-10.TXT                                                                                                                                           Page 1

October 22, 2008
6-1162-AJH-921

Continental Airlines, Inc.
1600 Smith Street
Houston, Texas 77002

Subject:	“787 e-Enabling”
Provision and Loading of Boeing Owned Software in the Electronic Flight Bag (EFB) System or Other Onboard Loadable Hardware System.

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and (Customer)

Customer Services General Terms Agreement No. 24-1 (the CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (the “SA-EA”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                Customer’s Aircraft is equipped with onboard loadable hardware, specifically the Class 3 EFB System and the Core Network Server (CNS).  Boeing will install certain Boeing owned software, also referred to in the AGTA and the Purchase Agreement as “Materials” (and not “Aircraft Software”), on the EFBs and on the File Server Module (FSM) within the Core Network before fly away.  These Materials to be installed on the EFBs include, but are not limited to, electronic documents (e-Docs), onboard performance tool (OPT), and the electronic logbook (E-Logbook).  The Cabin Logbook will be installed on an FSM within the Core Network.

2.                Boeing will license and install these Materials on the following conditions:

(i)       Notwithstanding any provision to the contrary, these Materials are provided and licensed to Customer in accordance with the terms and conditions of the CSGTA, as supplemented by the SA-EA, Supplemental Agreement No. SA-eE (“the SA-eE”) to the CSGTA, and applicable Software License Orders.

(ii)                  The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s installation of the Materials.

3.  The technical data and maintenance information specified in Article 3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement will be considered “Materials” as defined therein and not “Aircraft Software” even when such technical data and maintenance information is provided in software media and is used onboard the Aircraft or loaded into an onboard Aircraft system.

4.  Notwithstanding anything to the contrary, (i) the provision, license and access to the Materials specified in Article 3 of this Letter Agreement through the Maintenance Performance Toolbox, (ii) the provision and license of the Software Developer Kits (SDKs) for the EFB and the Core Network, and (iii) the provision and license of other software which may be identified by Boeing from time to time shall be pursuant to the terms of the CSGTA, as supplemented by the SA-EA and the SA-eE, including applicable Software License Orders.  The SDK Contractor Confidentiality Agreement of the SA-eE shall apply to any provision of the SDKs to Customer’s contractor.

5.  The CSGTA and all referenced Supplemental Agreements thereto, including the Software License Orders, must be executed between Boeing and Customer no later than ninety (90) days prior to delivery of Customer’s first 787 Aircraft.  All software applications and SDKs referenced in Articles 1, 3 and 4 of this Letter Agreement will be further described in the Software Licensed Order for that software application and SDK.

Very truly yours,

THE BOEING COMPANY

By    /s/ R.C. Nelson

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:     October 22      , 2008

CONTINENTAL AIRLINES, INC.

By  /s/ Gerald Laderman

Its Senior Vice President – Finance and Treasurer

P.A. No. 2484 SA6
787 e-Enabling Letter Agreement
BOEING PROPRIETARY

October 22, 2008
6-1162-AJH-922

Continental Airlines, Inc.
1600 Smith Street
Houston, Texas 77002

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A.  Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

B.  The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers.  The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software.  The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

C.  Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

D.  Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1.  At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.

2.  Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULA’s.

3.  In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By     /s/ R.C. Nelson

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:  October 22, 2008

CONTINENTAL AIRLINES, INC.

By    /s/ Gerald Laderman

Its   Senior Vice President – Finance and Treasurer

October 22, 2008
6-1162-AJH-923

Continental Airlines, Inc.
1600 Smith Street
Houston, Texas 77002

Subject:	Special Terms - Seats and In-flight Entertainment

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All capitalized terms used but not defined in this Letter Agreement shall have the same meaning as defined in the Purchase Agreement.

1.0           Definitions.

1.1           "Covered Seats" shall mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.

1.2           "In-flight Entertainment (IFE) System" shall mean the IFE identified in the Detail Specification of the Aircraft, inclusive of the IFE software which is required to test and certify the IFE system on the Aircraft, but exclusive of IFE Customer Software.

1.3           “IFE Customer Software” shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE System.

2.0	Applicability of Supplemental Exhibit CS1 to the Purchase Agreement.

2.1           Boeing did not enter into product support agreements with the suppliers of the Covered Seats and the IFE System.  Customer is responsible to enter into such product support agreements directly with the suppliers of such Covered Seats and IFE System and such provisions will apply in lieu of the provisions of Supplemental Exhibit CS1 to the Purchase Agreement.

2.2           Boeing will incorporate the Covered Seats and IFE System line maintenance information, received from the suppliers of such Covered Seats and IFE System, into Customer’s customized Materials prior to delivery of each Aircraft.

3.0           Applicability of the Provisions of Exhibit C to the AGTA.

In lieu of the provisions of Part 4 of Exhibit C to the AGTA, the following warranty and patent and copyright indemnities will apply to Covered Seats and the IFE System:

“Boeing will obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from the suppliers of the Covered Seats and IFE System installed on the Aircraft at the time of delivery.  If requested by Customer, Boeing will provide copies of such warranties and indemnities to Customer upon request.”

4.0           IFE Customer Software.

Customer is responsible for and assumes all liability with respect to IFE Customer Software.

Very truly yours,

THE BOEING COMPANY

By   /s/ R.C. Nelson

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 22, 2008

CONTINENTAL AIRLINES, INC.

By    /s/ Gerald Laderman

Its  Senior Vice President – Finance and Treasurer

October 22, 2008
6-1162-MSA-552R6

Continental Airlines, Inc.
1600 Smith Street
Houston, Texas  77002

Subject:                      Special Matters

Reference:                                Purchase Agreement No. 2484 (the Purchase Agreement)
between The Boeing Company (Boeing) and Continental
Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement.  This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-552R5 dated March 12, 2007. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.           Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential.  Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By    /s/ R.C. Nelson
Its    Attorney-In-Fact

ACCEPTED AND AGREED TO

Date: October 22, 2008

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its__ Senior Vice President - Finance and Treasurer

P.A. No. 2484 SA 6
Special Matters
BOEING PROPRIETARY